Exhibit 99.1

VeriFone, Inc. 2099 Gateway Place, Suite 600 San Jose, CA, 95110 www.verifone.com

Investor Contact:
William Nettles - Director Corporate Development & IR
Tel: 408-232-7979
Email: ir@verifone.com	VeriFone Reports
Third Quarter Fiscal 2005 Results
Editorial Contact:
Pete Bartolik	Revenues Grew 21%, Driving Significant Increase in Net Income
VeriFone, Inc.
Tel: 508-283-4112
Email: pete_bartolik@verifone.com

San Jose, CA – August 25, 2005 –  VeriFone Holdings, Inc. (NYSE: PAY), a leading global provider of technology that enables electronic payment transactions, today announced financial results for the three months ended July 31, 2005.

Net revenues, for the three months ended July 31, 2005, were $125.7 million, an increase of 21% over net revenues of $104.0 million for the comparable period of 2004.  The increase was driven by a 36% increase in net revenues from VeriFone’s international business and an 11% increase in net revenues in North America.  Systems Solutions net revenues rose 20% versus the comparable period of 2004 while Services net revenues rose 27%.

Net income, under generally accepted accounting principles (GAAP), for the three months ended July 31, 2005 was $6.5 million, or $0.10 per diluted share, compared to a loss of ($2.9) million, or ($0.08) per diluted share, for the comparable period of 2004.  Net Income as Adjusted, which excludes non-cash amortization of purchased intangibles and debt issuance costs, as well as non-cash stock compensation expense, for the three months ended July 31, 2005 was $13.1 million, or $0.20 per diluted share, compared to $6.0 million, or $0.12 per diluted share, for the comparable period of 2004.  A reconciliation of GAAP net income to Net Income as Adjusted is set forth at the end of this press release.

“VeriFone delivered another outstanding quarter.  We enjoyed strong revenue growth, as well as year over year and sequential improvement in domestic, international and corporate wide gross margins, as well as EBITDA as Adjusted margins and Net Income as Adjusted margins,” said Douglas G. Bergeron, Chairman and Chief Executive Officer.  “The market acceptance of our innovative product offerings combined with our ability to exploit favorable industry trends resulted in solid revenue increases in all of our regions worldwide”

Third Quarter Operational Highlights

•                  VeriFone’s new Vx Solutions continued to gain traction and amounted to over 40% of international revenue in the third quarter, double the penetration achieved in the second quarter.

•                  In the third quarter we obtained additional Class “A” product certifications with multiple U.S. processors. The products certified represented important milestones for the introduction of Vx Solutions into the U.S.

•                  VeriFone’s multi-lane MX870 system, announced in the third quarter, incorporates PIN pad technology and merges full-motion video, a color display, digital quality sound and highly secure payment capabilities into a single, easy-to-use networking system.  With this market leading product, multi-lane retailers have a new way to broadcast advertising and corporate messaging directly to their customers.

Financial Measures

Reconciliations for both of the non-GAAP measures presented in this press release, Net Income as Adjusted and EBITDA as Adjusted, are provided at the end of this press release.  Management uses Net Income as Adjusted and EBITDA as Adjusted, to help them evaluate VeriFone’s performance and to compare VeriFone’s current results with those for prior periods as well as with the results of other companies in our industry, but cautions investors that these non-GAAP measures should not be considered as substitutes for disclosures made in accordance with GAAP.

Conference Call

The management of VeriFone will host a conference call on August 25, 2005 at 1:30 p.m. (PDT) to discuss VeriFone’s third quarter results, which will be simultaneously webcast.  Management may provide forward looking guidance on this conference call.  To access the live conference call, the dial-in numbers are as follows:

Domestic callers: 866-761-0749

International callers: 617-614-2707

Passcode: 56469513

To access the audio webcast, please go to VeriFone’s website (http://ir.verifone.com) at least ten minutes prior to the call to register.  The recorded audio webcast will be available on VeriFone’s website until September 1, 2005.

A replay of the conference call, which can be accessed by dialing toll-free 888-286-8010, and outside the U.S. 617-801-6888, will be available until September 1, 2005.  The access code for the replay is 56053454.

-ends-

About VeriFone Holdings, Inc. (www.verifone.com)

VeriFone Holdings, Inc. (“VeriFone”) (NYSE: PAY), a global leader in secure electronic payment technologies, provides expertise, solutions and services for today with a migration strategy for tomorrow. VeriFone delivers solutions that add value to the point of sale, resulting in improved merchant retention and the generation of new sources of revenue for its partners and customers. VeriFone solutions are specifically designed to meet the needs of vertical markets including financial, retail, petroleum, government and healthcare.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of VeriFone Holdings, Inc. These risks and uncertainties include: the status of our relationship with and condition of third parties upon whom we rely in the conduct of our business, our dependence on a limited number of customers, uncertainties related to the conduct of our business internationally, our ability to effectively hedge our exposure to foreign currency exchange rate fluctuations, our dependence on a limited number of key employees, short product cycles, rapidly changing technologies and maintaining competitive leadership position with respect to our payment solution offerings, our ability to identify and complete acquisitions and strategic investments and successfully integrate them into our business, and our ability to protect against fraud. For a further list and description of such risks and uncertainties, see our filings with the Securities and Exchange Commission, including our Form S-1 registration statement for our IPO, our quarterly report on Form 10-Q for the quarter ended April 30, 2005, and, when filed, our quarterly report on Form 10-Q for the quarter ended July 31, 2005.  VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

VERIFONE HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Three Months Ended July 31,			Nine Months Ended July 31,
	2005	2004	Change(1)	2005	2004	Change(1)
	(unaudited)
Net revenues:
System Solutions	$111,388	$92,779	20%	$314,791	$248,481	27%
Services	14,313	11,264	27%	40,086	32,988	22%
Total net revenues	125,701	104,043	21%	354,877	281,469	26%
Cost of net revenues:
System Solutions(2)	66,635	57,453	16%	187,509	145,924	28%
Amortization of purchased core and developed technology assets	1,600	2,264	(29)%	5,255	7,726
Total cost of System Solutions net revenues	68,235	59,717	14%	192,764	153,650	25%
Services	6,361	6,027	6%	20,954	18,963	10%
Total cost of net revenues	74,596	65,744	13%	213,718	172,613	24%

Gross profit	51,105	38,299	33%	141,159	108,856	30%

Operating expenses:(2)
Research and development	10,400	8,501	22%	30,351	24,255	25%
Sales and marketing	13,334	10,858	23%	38,310	32,246	19%
General and administrative	8,116	7,697	5%	21,607	19,026	14%
Amortization of purchased intangible assets	1,158	2,550	(55)%	3,808	7,650	(50)%
Total operating expenses	33,008	29,606	11%	94,076	83,177	13%

Operating income	18,097	8,693	108%	47,083	25,679	83%
Interest expense	(2,996)	(3,113)	(4)%	(11,758)	(8,523)	38%
Other income (expense), net	(6,142)	(11,043)	(44)%	(6,313)	(11,815)	(47)%
Income (loss) before income taxes	8,959	(5,463)	nm	29,012	5,341	nm
Provision (benefit) for income taxes	2,424	(2,568)	nm	7,833	2,510	nm

Net income (loss)	6,535	(2,895)	nm	21,179	2,831	nm
Accrued dividends and accretion on preferred stock	—	1,264	nm	—	4,959	nm
Net Income (loss) attributable to common stockholders	$6,535	$(4,159)	nm	$21,179	$(2,128)	nm

Net income (loss) per common share:
Basic	$0.11	$(0.08)		$0.38	$(0.04)
Diluted	$0.10	$(0.08)		$0.36	$(0.04)

Weighted-average shares used in computing of net income (loss) per common share:
Basic	62,133	51,067		56,285	50,101
Diluted	65,423	51,067		59,630	50,101

Gross profit as reported	$51,105	$38,299		$141,159	$108,856
Amortization of purchased core and developed technology assets	1,600	2,264		5,255	7,726
Stock-based compensation	73	—		73	—
Gross profit without amortization of purchased core and developed technology assets and stock-based compensation(3)	$52,778	$40,563		$146,487	$116,582

As a percentage of net revenues:
Gross profit as reported	40.7%	36.8%		39.8%	38.7%
Gross profit without amortization of purchased core and developed technology assets and stock-based compensation	42.0%	39.0%		41.3%	41.4%

	Three Months Ended July 31,		Nine Months Ended July 31,
	2005	2004	2005	2004
	(unaudited)
(2)Stock-based compensation included above:
Cost of net revenues - System Solutions	$73	$—	$73	$—
Research and development	185	—	185	—
Sales and marketing	355	—	355	—
General and administrative	250	22	302	66
	$863	$22	$915	$66

(1) “nm” means not meaningful.

(2) The Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment” effective May 1, 2005 using the modified-prospective transition method. For periods prior to May 1, 2005, the Company followed the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.”

(3) Management uses gross profit without amortization of purchased core and developed technology assets and stock-based compensation, a non-GAAP measure, to evaluate the Company’s gross profit and to compare the Company’s current results with those of prior periods, but cautions that it should not be considered as a substitute for disclosures made in accordance with GAAP.

VERIFONE HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	July 31, 2005	October 31, 2004
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$20,091	$12,705
Accounts receivable, net of allowances for doubtful accounts of $1,159 and $2,868	74,304	77,839
Inventories	33,016	32,113
Other current assets	12,607	13,756
Total current assets	140,018	136,413

Equipment and improvements, net	6,186	5,754
Purchased intangible assets, net	21,751	22,234
Goodwill	51,115	53,224
Other assets	28,835	27,994

Total assets	$247,905	$245,619

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	35,462	43,702
Income taxes payable	1,541	13,749
Deferred revenue	16,355	14,152
Other current liabilities	36,192	37,100
Current portion of long-term debt	2,028	2,308
Total current liabilities	91,578	111,011

Deferred revenue	7,012	5,872
Long-term debt, less current portion	181,296	259,879
Other long-term liabilities	3,798	4,244

Total stockholders’ deficit	(35,779)	(135,387)

Total liabilities and stockholders’ deficit	$247,905	$245,619

VERIFONE HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Three Months Ended		Nine Months Ended
	July 31,		July 31,
	2005	2004	2005	2004
	(unaudited)
Cash flows from operating activities
Net income (loss)	$6,535	$(2,895)	$21,179	$2,831
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of purchased intangibles	2,758	4,814	9,063	15,376
Depreciation and amortization of equipment and improvements	855	648	2,292	1,673
Amortization of capitalized software	257	165	780	333
Amortization of interest rate caps	33	—	80	—
Accretion of debt discount	—	77	—	295
Amortization of debt issuance costs	256	105	891	547
Stock-based compensation	863	22	915	66
Non-cash portion of loss on debt extinguishment	2,898	8,385	2,898	8,385
Changes in operating assets and liabilities:
Accounts receivable, net	(5,302)	(6,179)	4,302	(11,230)
Inventories	14,337	895	(903)	9,997
Deferred tax assets	(1,174)	—	(4,148)	—
Prepaid expenses and other current assets	1,081	1,732	1,120	(28)
Other assets	(291)	166	(617)	1,489
Accounts payable	(8,193)	11,007	(8,472)	1,889
Income taxes payable	(5,759)	(5,022)	(5,361)	(9,599)
Accrued compensation	200	184	(812)	286
Accrued warranty	1,190	(316)	1,592	(987)
Deferred revenue	(684)	2,366	2,455	5,442
Deferred tax liabilities	19	—	970	—
Accrued expenses and other liabilities	1,241	(2,469)	(3,208)	(5,028)

Net cash provided by operating activities	11,120	13,685	25,016	21,737

Cash flows from investing activities
Software development costs capitalized	(456)	(1,052)	(691)	(2,348)
Purchase of equipment and improvements	(756)	(658)	(2,166)	(1,507)
Acquisition of business, net of cash and cash equivalents	(139)	—	(13,456)	—

Net cash used in investing activities	(1,351)	(1,710)	(16,313)	(3,855)

Cash flows from financing activities
Proceeds from revolving promissory notes payable and revolver	580	47,991	19,680	173,431
Repayments of revolving promissory notes payable and revolver	(580)	(62,722)	(19,680)	(187,143)
Repayment of term promissory note	—	—	—	(10,000)
Proceeds from long-term debt	—	250,103	—	250,103
Repayment of long-term debt	(77,557)	(60,000)	(78,507)	(60,000)
Repayments of capital leases	(114)	(102)	(356)	(259)
Repurchase of preferred stock	—	(86,169)	—	(86,169)
Payment of common stock dividend	—	(97,432)	—	(97,432)
Proceeds from issuance of common stock	85,000	—	85,000	—
Payment of IPO costs	(5,507)	—	(7,342)	—
Proceeds from exercises of stock options and other	30	13	147	18
Repurchase of common stock	—	(2)	—	(2)

Net cash provided by (used in) financing activities	1,852	(8,320)	(1,058)	(17,453)
Effect of foreign currency exchange rate changes on cash	(272)	51	(259)	134
Net increase in cash and cash equivalents	11,349	3,706	7,386	563
Cash and cash equivalents, beginning of period	8,742	2,734	12,705	5,877

Cash and cash equivalents, end of period	$20,091	$6,440	$20,091	$6,440

SUPPLEMENTAL DATA

VERIFONE HOLDINGS, INC.
GEOGRAPHIC INFORMATION
(IN THOUSANDS, EXCEPT PERCENTAGES)

	Three Months Ended			Nine Months Ended
	July 31,			July 31,
	2005	2004	Change	2005	2004	Change

North America	$71,855	$64,493	11%	$209,659	$182,905	15%
Latin America	21,180	14,410	47%	52,330	32,363	62%
Europe	24,239	18,213	33%	65,885	45,543	45%
Asia	8,427	6,927	22%	27,003	20,658	31%

	$125,701	$104,043	21%	$354,877	$281,469	26%

SUPPLEMENTAL DATA

VERIFONE HOLDINGS, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Three Months Ended			Nine Months Ended
	July 31,			July 31,
	2005	2004	Change(1)	2005	2004	Change(1)
U.S. GAAP net income (loss)	$6,535	$(2,895)	nm	$21,179	$2,831	nm
Provision (benefit) for income taxes	2,424	(2,568)	nm	7,833	2,510	nm
Interest expense	2,996	3,113	(4)%	11,758	8,523	38%
Depreciation and amortization of equipment and improvements	855	648	32%	2,292	1,673	37%
Amortization of capitalized software	257	165	56%	780	333	134%
Amortization of purchased intangible assets	2,758	4,814	(43)%	9,063	15,376	(41)%
Amortization of step-up in deferred revenue on acquisition	208	118	76%	495	407	22%
Stock-based compensation(2)	863	22	3823%	915	66	1286%
Management fees to majority shareholder	—	62	nm	125	187	(33)%
Loss on debt extinguishment and debt repricing fee	5,530	9,810	(44)%	5,530	9,810	(44)%
EBITDA as Adjusted (3)	$22,426	$13,289	69%	$59,970	$41,716	44%

U.S. GAAP net income (loss)	$6,535	$(2,895)	nm	$21,179	$2,831	nm
Amortization of purchased intangible assets	2,758	4,814	(43)%	9,063	15,376	(41)%
Amortization of step-up in deferred revenue on acquisition	208	118	76%	495	407	22%
Stock-based compensation(2)	863	22	3823%	915	66	1286%
Amortization of debt issuance costs	256	105	144%	891	547	63%
Interest adjustment on debt repaid on IPO	92	—	nm	3,157	—	nm
Loss on debt extinguishment and debt repricing fee	5,530	9,810	(44)%	5,530	9,810	(44)%
Total adjustments	9,707	14,869	(35)%	20,051	26,206	(23)%

Tax effect of adjustments	3,106	5,948	(48)%	6,416	10,482	(39)%
Tax effect rate(4)	32%	40%	nm	32%	40%	nm
Net adjustments	6,601	8,921	(26)%	13,635	15,724	(13)%

Net Income as Adjusted (3)	$13,136	$6,026	118%	$34,814	$18,555	88%

Net Income as Adjusted per diluted share	$0.20	$0.12		$0.58	$0.37

Weighted-average shares used in computing diluted net income as adjusted per common share	65,423	51,067		59,630	50,101

(1) “nm” means not meaningful.

(2) The Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment” effective May 1, 2005 using the modified-prospective transition method. For periods prior to May 1, 2005, the Company followed the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.”

(3) Management uses EBITDA as Adjusted and Net Income as Adjusted, both non-GAAP measures to evaluate the Company’s operating performance and compare the Company’s current results with those for prior periods, but cautions that they should not be considered as substitutes for disclosures made in accordance with GAAP.

(4) Tax effect rate excludes discrete items.